                                                                    EXHIBIT 24.1

             POWER OF ATTORNEY FOR FORM S-3 REGISTRATION STATEMENT
             -----------------------------------------------------

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints DONALD A. WRIGHT, with full power to act, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign this Registration Statement on Form S-3, and any and all amendments (including post-effective amendments) to this Registration Statement on Form S-3, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitutes, may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, as amended, this Power of Attorney has been signed by the following persons in the capacities indicated on March 30, 2001:

       Signature                                    Title
       ---------                                    -----
     /s/ Donald A Wright             Chief Executive Officer, President and
- ---------------------------------    Director (Principal Executive Officer)
         Donald A. Wright

      /s/ Nick A. Gerde              Chief Financial Officer, Vice President
- ---------------------------------    Finance and Treasurer (Principal Financial
          Nick A. Gerde              and Accounting Officer)

    /s/ Werner Hafelfinger           Director
- ---------------------------------
       Werner Hafelfinger

    /s/ Dale L. Rasmussen            Director
- ---------------------------------
       Dale L. Rasmussen

     /s/ Gene C. Sharratt            Director
- ---------------------------------
       Gene C. Sharratt

    /s/ Robert M. Stemmler           Director
- ---------------------------------
     Robert M. Stemmler

    /s/ William A. Wheeler           Director
- ---------------------------------
   William A. Wheeler